UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 16, 2010

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Plaza, Suite 2024, Chicago, Illinois 60654

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (312) 506-1200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

The following table sets forth corrected balance sheet data as of June 30, 2010 for Eclipsys Corporation, replacing the data as of June 30, 2010 in the table under the caption “Prospectus Supplement Summary—Summary Historical Consolidated Financial Data of Eclipsys” on page S-14 of the preliminary prospectus supplement dated August 16, 2010 relating to the offering of common stock of Allscripts-Misys Healthcare Solutions, Inc.:

Balance Sheet Data:

As of June 30, 2010
(in thousands)
Cash and cash equivalents	$143,284
Marketable securities	—
Working capital	103,698
Long-term investments	37,345
Total assets	688,448
Long-term debt and capital lease obligations	594
Stockholders’ equity	457,963

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLSCRIPTS-MISYS HEALTHCARE SOLUTIONS, INC.

Date: August 16, 2010	By:	/s/ William J. Davis
William J. Davis
Chief Financial Officer

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